EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports Fourth-Quarter Earnings;
Strong Results Led by Growth in Skilled Mix

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (March 2, 2009)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced results for the fourth quarter and year ended Dec. 31, 2008.

Consolidated Results - Fourth Quarter
Total net revenue for the quarter ended Dec. 31, 2008, was $467.0 million, up 5.5 percent compared to $442.5 million for the comparable period one year ago. Net income for the quarter ended Dec. 31, 2008, was $82.4 million, compared to net income of $35.4 million for the comparable 2007 period. Diluted earnings per share for the quarter ended Dec. 31, 2008, was $1.88 compared to $0.79 for the comparable period one year ago. In the quarter ended Dec. 31, 2008, the Company’s results of operations reflect a $74.0 million tax benefit, which includes $70.5 million from the partial reversal of the valuation allowance on deferred tax assets plus $3.5 million of other non-recurring tax adjustments. The partial reversal in 2008 was based on the Company’s history of profitability and the continuation of this profitability in the foreseeable future. Similarly, in the quarter ended Dec. 31, 2007, the Company recorded in its income statement a $26.0 million tax benefit associated with the partial reversal of the valuation allowance on deferred tax assets. Details on the normalizing adjustments are provided following the table below.

	Actual Results
(Dollars in thousands)	Quarter Ended Dec. 31,
	2008	2007

Revenue	$466,968	$442,535

Depreciation and amortization	10,801	7,801

Interest expense, net	13,459	15,479

Pre-tax income	16,365	13,605

Income tax benefit	(67,467)	(21,251)

Income (loss) from continuing operations	83,832	34,856

Income (loss) from discontinued operations	(1,411)	496

Net income (loss)	$82,421	$35,352

Diluted earnings per share	$1.88	$0.79

EBITDAR	$58,054	$58,419
Margin - EBITDAR	12.4%	13.2%
EBITDAR normalized	$61,604	$54,508
Margin - EBITDAR normalized	13.2%	12.3%

EBITDA	$39,725	$40,058
Margin - EBITDA	8.5%	9.1%
EBITDA normalized	$43,275	$36,147
Margin - EBITDA normalized	9.3%	8.2%

Pre-tax income continuing operations - normalized	$19,015	$12,867
Income tax expense - normalized	$7,605	$6,317

Income from continuing operations - normalized	$11,410	$8,337
Diluted earnings per share - normalized	$0.26	$0.19

Net income - normalized	$10,449	$6,489
Diluted earnings per share - normalized	$0.24	$0.15

In addition to the tax adjustments described above, other normalizing items for the quarter ended Dec. 31, 2008, include pre-tax adjustments for $4.3 million of expense from adjustments of prior-period self-insurance reserves ($0.8 million of which were related to discontinued operations) and a gain of $0.9 million related to the sale of a non-core property. Normalized results for the quarter ended Dec. 31, 2007, include pre-tax adjustments for $2.3 million of income from a settlement of a claim associated with a prior-period acquisition, $3.5 million of income from adjustments of prior period self-insurance reserves ($0.9 million of which were related to discontinued operations), a $3.2 million charge associated with the refinancing of debt agreements and a charge of $1.0 million related to integration costs associated with the acquisition of Harborside Healthcare Corporation (“Harborside”) in 2007.

On a normalized basis, comparing the quarter ended Dec. 31, 2008, to the same period in 2007:
•	revenue increased $24.4 million, or 5.5 percent;
•	EBITDAR increased $7.1 million, or 13.0 percent;
•	EBITDAR margin improved 90 basis points to 13.2 percent;
•	EBITDA increased $7.1 million, or 19.7 percent;
•	EBITDA margin improved 110 basis points to 9.3 percent; and
•	income from continuing operations increased by $3.1 million, or 36.8 percent.

Commenting on the results, Richard K. Matros, Sun’s chairman and chief executive officer, stated, “We are very pleased to have produced solid results for both the quarter and the year, demonstrating in this economy that our sector is able to maintain stability and predictability. We ended our year on a strong note with $0.26 normalized EPS for the fourth quarter. The guidance we issued last month for 2009 reflects confidence in our ability to continue to move margins on a same store basis. Our first-quarter 2009 skilled mix trends are strong as we combat contraction in Medicaid rates. We will continue to focus in 2009 on margin improvement, company-wide process improvement initiatives, and activities that will result in deleveraging our balance sheet.”  Matros added, “I want to take this opportunity to thank the thousands of outstanding and compassionate employees working at Sun Healthcare Group. They make fulfillment of our mission possible.”

Consolidated Results and Consolidated Pro Forma Results – Full Year

Total net revenue for the year ended Dec. 31, 2008, was $1,824.2 million, up 17.1 percent compared to $1,558.3 million for the comparable 2007 period. Net income for the year ended Dec. 31, 2008, was $109.3 million compared to net income of $57.5 million for 2007. Diluted earnings per share for the year ended Dec. 31, 2008, was $2.49 compared to $1.33 in 2007. The pro forma information included in the table below was prepared as if the Harborside acquisition had occurred on Jan. 1, 2007. Details on the normalizing adjustments are provided following the table below.

	Actual Results		Pro Forma Results
(Dollars in thousands)	Year Ended Dec. 31,		Year Ended Dec. 31,
	2008	2007	2007

Revenue	$1,824,184	$1,558,276	$1,719,176

Depreciation and amortization	40,355	31,221	35,922

Interest expense, net	54,603	44,347	48,940

Pre-tax income	66,626	43,174	41,545

Income tax (benefit)	(47,348)	(10,914)	(11,734)

Income from continuing operations	113,974	54,088	53,279

(Loss) income from discontinued operations	(4,687)	3,422	2,365

Net income	$109,287	$57,510	$55,644

Diluted earnings per share	$2.49	$1.33	$1.28

EBITDAR	$234,371	$192,470	$207,089
Margin - EBITDAR	12.8%	12.4%	12.0%
EBITDAR normalized	$236,740	$186,091	$207,037
Margin - EBITDAR normalized	13.0%	11.9%	12.0%

EBITDA	$160,607	$121,938	$129,603
Margin - EBITDA	8.8%	7.8%	7.5%
EBITDA normalized	$162,976	$115,559	$129,551
Margin - EBITDA normalized	8.9%	7.4%	7.5%

Pre-tax income continuing operations - normalized	$68,095	$40,583	$45,281
Income tax expense - normalized	$27,252	$14,218	$15,612

Income from continuing operations - normalized	$40,843	$26,365	$29,669
Diluted earnings per share - normalized	$0.93	$0.61	$0.68

Net income - normalized	$36,384	$25,464	$27,711
Diluted earnings per share - normalized	$0.83	$0.59	$0.64

In addition to the tax adjustments described previously, other normalizing items impacting actual results for the 2008 fiscal year include pre-tax adjustments for a net $1.3 million of expense from adjustments of prior period self-insurance reserves (a net $0.4 million of which were related to discontinued operations), a gain of $0.9 million related to the sale of a non-core property and $1.5 million of integration costs associated with the Harborside acquisition. Normalized actual results for the 2007 fiscal year include pre-tax adjustments for $4.5 million of integration costs associated with the Harborside acquisition, $12.5 million of income from adjustments of prior period self-insurance reserves ($3.9 million of which were related to discontinued operations), $2.3 million of income from a settlement of a claim associated with a prior period acquisition, and $3.8 million in charges associated with the refinancing of debt agreements.

Normalized pro forma results for the 2007 fiscal year include the 2007 adjustments referred to above and also include a $5.9 million charge for losses on prior-period Harborside accounts receivable and $0.5 million of costs related to Harborside investor fees and merger costs.

On a normalized pro forma basis, comparing the 2008 year to the 2007 year:
•	revenue increased $105.0 million, or 6.1 percent;
•	EBITDAR increased $29.7 million, or 14.3 percent;
•	EBITDAR margin improved 100 basis points to 13.0 percent;
•	EBITDA increased $33.4 million, or 25.8 percent;
•	EBITDA margin improved 140 basis points to 8.9 percent; and
•	income from continuing operations increased by $11.2 million, or 37.7 percent.

Inpatient Business
For its core inpatient business, comparing the quarters ended Dec. 31, 2008 and 2007 on a normalized basis and comparing the years ended Dec. 31, 2008 and 2007 on a normalized pro-forma basis (assuming the Harborside acquisition occurred on Jan. 1, 2007):

Quarter ended Dec. 31, 2008:
•	revenue increased $20.9 million, or 5.3 percent, to $414.2 million from $393.3 million;
•	net segment EBITDAR increased $6.0 million, or 9.1 percent, to $72.0 million from $66.0 million;
•	net segment EBITDAR margin for 2008 was 17.4 percent compared to 16.8 percent in 2007;
•	net segment EBITDA increased $6.1 million, or 12.7 percent, to $54.0 million from $47.9 million;
•	net segment EBITDA margin for 2008 was 13.0 percent compared to 12.2 percent in 2007;
•	rehabilitation RUGS utilization increased 310 basis points to 88.0 percent as a percent of total Medicare days; and
•	Rehabilitation Extensive Service (“REX”) Days as a percent of total Medicare days was 42.1 percent, up 260 basis points from the same period in 2007.

The revenue gain of $20.9 million in the quarter was primarily attributable to:
•	an $8.4 million increase in Medicare revenue due principally to Medicare part A rate growth and part B volume growth;
•	a $7.5 million increase in managed care/commercial insurance revenue due to a higher customer base coupled with rate growth;
•	a $2.0 million increase in Medicaid revenue resulting from a $5.9 million rate improvement partially offset by a $3.9 million impact from a decrease in customer base;
•	a $3.3 million increase in hospice revenue due to both internal growth and a September 2008 hospice acquisition; and
•	a $0.3 million decrease in private and other revenue due principally to a decline in customer base.

Year ended Dec. 31, 2008 (2007 data are pro forma):
•	revenue increased $89.9 million, or 5.9 percent, to $1,616.7 million from $1,526.8 million;
•	net segment EBITDAR increased $24.6 million, or 9.7 percent, to $278.2 million from $253.6 million;
•	net segment EBITDAR margin for 2008 was 17.2 percent compared to 16.6 percent in 2007;
•	net segment EBITDA increased $28.6 million, or 16.1 percent, to $205.8 million from $177.2 million; and
•	net segment EBITDA margin for 2008 was 12.7 percent compared to 11.6 percent in 2007.

Matros further stated, “In 2008, we revamped infrastructure and systems as they relate to quality initiatives, business development and human resources.  We look forward to the benefits of these initiatives in 2009 as we continue to strengthen all operational areas of the Company. We did open an additional eight Rehab Recovery Suites® in the fourth quarter, ending the year with 47 units. We expect to have approximately 70 by the end of 2009.”

Ancillary Businesses
For its ancillary businesses, comparing the quarters ended Dec. 31, 2008 and 2007 on a normalized basis and comparing the years ended Dec. 31, 2008 and 2007 on a normalized pro-forma basis (assuming the Harborside acquisition occurred on Jan. 1, 2007):

•	for the quarter, revenue increased $6.9 million, or 10.9 percent, to $69.8 million from $62.9 million;
•	for the quarter, EBITDA was consistent with EBITDA in the prior year at $5.1 million;
•	for the twelve-month period, revenue increased $30.0 million, or 12.4 percent, to $270.9 million from $240.9 million; and
•	for the twelve-month period, EBITDA increased $2.2 million, or 13.0 percent, to $19.5 million from $17.2 million.

Conference Call
       Sun invites investors to listen to a conference call with Sun’s senior management on Tuesday, March 3, 2009, at 10 a.m. Pacific / 1 p.m. Eastern, to discuss the Company’s fourth-quarter and year-end earnings for 2008.

To listen to the conference call, dial (877) 723-9521 and refer to Sun Healthcare Group. A recording of the call will be available from   4 p.m. Eastern on March 3, 2009, until midnight Eastern on April 3, 2009, by calling (888) 203-1112 and using access code 7642477.

About Sun Healthcare Group, Inc.
Sun Healthcare Group, Inc., with executive offices in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care centers in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, hospice services through SolAmor Hospice and medical staffing through CareerStaff Unlimited, Inc.

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect," "hope,” "intend," "may” and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at  our long-term care centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to incur more indebtedness; the impact of the current economic downturn on our business; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Forms 10-K and 10-K/A and Quarterly Reports on Form 10-Q, copies of which are available on Sun’s web site, www.sunh.com.
     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
     EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
     Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2008	December 31, 2007
	(audited)	(audited)
ASSETS

Current assets:
Cash and cash equivalents	$92,153	$55,832
Restricted cash	34,676	37,365
Accounts receivable, net	202,138	188,882
Prepaid expenses and other assets	21,456	13,290
Assets held for sale	3,654	9,924
Deferred tax assets	57,261	35,354

Total current assets	411,338	340,647

Property and equipment, net	603,645	585,972
Intangible assets, net	54,388	57,044
Goodwill	326,808	324,277
Restricted cash, non-current	3,303	3,829
Deferred tax assets	134,807	51,892
Other assets	5,562	10,165

Total assets	$1,539,851	$1,373,826

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$62,000	$52,836
Accrued compensation and benefits	60,660	61,956
Accrued self-insurance obligations, current	45,293	48,646
Income taxes payable	-	3,000
Liabilities held for sale	-	3,181
Other accrued liabilities	53,374	58,002
Current portion of long-term debt and capital lease obligations	17,865	29,305

Total current liabilities	239,192	256,926

Accrued self-insurance obligations, net of current portion	114,557	106,534
Long-term debt and capital lease obligations, net of current portion	707,976	699,963
Unfavorable lease obligations, net	15,514	18,960
Other long-term liabilities	57,454	44,717

Total liabilities	1,134,693	1,127,100

Minority interest	1,449	470

Stockholders' equity:
Preferred stock of $.01 par value, authorized 10,000,000 shares, no shares were issued and outstanding as of December 31, 2008 and 2007	-	-
Common stock of $.01 par value, authorized 125,000,000 shares, 43,544,765 and 43,016,042 shares issued and outstanding as of December 31, 2008 and 2007, respectively	435	430
Additional paid-in capital	650,543	600,199
Accumulated deficit	(242,683)	(351,970)
Accumulated other comprehensive loss, net	(4,586)	(2,403)
	403,709	246,256
Total liabilities and stockholders' equity	$1,539,851	$1,373,826

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2008	December 31, 2007
	(unaudited)	(unaudited)

Total net revenues	$466,968	$442,535
Costs and expenses:
Operating salaries and benefits	262,837	251,790
Self-insurance for workers' compensation and general and professional liability insurance	18,711	11,279
Operating administrative costs	13,498	11,599
Other operating costs	93,477	91,442
Center rent expense	18,329	18,361
General and administrative expenses	15,774	17,826
Depreciation and amortization	10,801	7,801
Provision for losses on accounts receivable	4,617	180
Interest, net of interest income of $328 and $330, respectively	13,459	15,479
Loss on extinguishment of debt, net	-	3,173
Gain on sale of assets, net	(900)	-
Total costs and expenses	450,603	428,930

Income before income taxes and discontinued operations	16,365	13,605
Income tax benefit	(67,467)	(21,251)
Income from continuing operations	83,832	34,856

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(933)	1,322
Loss on disposal of discontinued operations, net of related taxes	(478)	(826)
(Loss) income from discontinued operations, net	(1,411)	496

Net income	$82,421	$35,352

Basic income per common and common equivalent share:
Income from continuing operations	$1.92	$0.81
(Loss) income from discontinued operations, net	(0.03)	0.01
Net income	$1.89	$0.82

Diluted income per common and common equivalent share:
Income from continuing operations	$1.91	$0.78
(Loss) income from discontinued operations, net	(0.03)	0.01
Net Income	$1.88	$0.79

Weighted average number of common and common equivalent shares outstanding:
Basic	43,602	43,174
Diluted	43,873	44,528

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(audited)	(audited)

Total net revenues	$1,824,184	$1,558,276
Costs and expenses:
Operating salaries and benefits	1,029,279	888,370
Self-insurance for workers' compensation and general and professional liability insurance	59,715	44,535
Operating administrative costs	51,171	39,950
Other operating costs	373,238	319,133
Center rent expense	73,764	70,532
General and administrative expenses	62,302	64,835
Depreciation and amortization	40,355	31,221
Provision for losses on accounts receivable	14,108	8,983
Interest, net of interest income of $1,781 and $3,255, respectively	54,603	44,347
Loss on extinguishment of debt, net	-	3,173
(Gain) loss on sale of assets, net	(977)	23
Total costs and expenses	1,757,558	1,515,102

Income before income taxes and discontinued operations	66,626	43,174
Income tax benefit	(47,348)	(10,914)
Income from continuing operations	113,974	54,088

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(1,686)	3,622
Loss on disposal of discontinued operations, net of related taxes	(3,001)	(200)
(Loss) income from discontinued operations, net	(4,687)	3,422

Net income	$109,287	$57,510

Basic income per common and common equivalent share:
Income from continuing operations	$2.63	$1.28
(Loss) income from discontinued operations, net	(0.11)	0.08
Net income	$2.52	$1.36

Diluted income per common and common equivalent share:
Income from continuing operations	$2.59	$1.25
(Loss) income from discontinued operations, net	(0.10)	0.08
Net Income	$2.49	$1.33

Weighted average number of common and common equivalent shares outstanding:
Basic	43,331	42,350
Diluted	43,963	43,390

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2008	December 31, 2007
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$82,421	$35,352
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Loss on extinguishment of debt	-	3,173
Depreciation and amortization	10,812	7,900
Amortization of favorable and unfavorable lease intangibles	(436)	(713)
Provision for losses on accounts receivable	5,312	565
Loss (gain) on sale of assets, including discontinued operations, net	(104)	827
Stock-based compensation expense	1,532	994
Deferred taxes	(64,675)	(33,582)
Minority interest	160	-
Other	(22)	(226)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(13,853)	(6,309)
Restricted cash	(1,227)	1,223
Prepaid expenses and other assets	1,487	4,367
Accounts payable	11,145	(45)
Accrued compensation and benefits	(1,238)	(424)
Accrued self-insurance obligations	8,179	(4,198)
Income taxes payable	(2,782)	(3,538)
Other accrued liabilities	(12,879)	(13,450)
Other long-term liabilities	1,859	13,924
Net cash provided by operating activities	25,691	5,840

Cash flows from investing activities:
Capital expenditures	(14,011)	(10,123)
Purchase of leased real estate	-	(23,242)
Proceeds from sale of assets held for sale	4,557	1,600
Acquisitions, net of cash acquired	(2,326)	(10,956)
Net cash used for investing activities	(11,780)	(42,721)

Cash flows from financing activities:
Long-term debt borrowings	-	20,000
Principal repayments of long-term debt and capital lease obligations	(2,207)	(12,872)
Distribution of partnership equity	(65)	(146)
Proceeds from issuance of common stock	81	678
Net cash (used for) provided by financing activities	(2,191)	7,660

Net increase (decrease) in cash and cash equivalents	11,720	(29,221)
Cash and cash equivalents at beginning of period	80,433	85,053
Cash and cash equivalents at end of period	$92,153	$55,832

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Twelve Months Ended	Twelve Months Ended
	December 31, 2008	December 31, 2007
	(audited)	(audited)

Cash flows from operating activities:
Net income	$109,287	$57,510
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Loss on extinguishment of debt	-	3,173
Depreciation and amortization	40,614	31,801
Amortization of favorable and unfavorable lease intangibles	(1,879)	(1,315)
Provision for losses on accounts receivable	15,283	10,345
Loss (gain) on sale of assets, including discontinued operations, net	2,151	224
Impairment charge for discontinued operation	1,800	-
Stock-based compensation expense	5,270	3,678
Deferred taxes	(51,128)	(33,582)
Minority interest	979	100
Other	(10)	(866)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(31,654)	(9,899)
Restricted cash	3,215	2,497
Prepaid expenses and other assets	(4,213)	16,127
Accounts payable	4,032	(17,266)
Accrued compensation and benefits	(2,367)	14,486
Accrued self-insurance obligations	4,773	(12,108)
Income taxes payable	(1,806)	4,779
Other accrued liabilities	(12,201)	3,616
Other long-term liabilities	5,688	10,537
Net cash provided by operating activities	87,834	83,837

Cash flows from investing activities:
Capital expenditures	(42,543)	(33,450)
Purchase of leased real estate	(8,956)	(56,462)
Proceeds from sale of assets held for sale	18,354	7,589
Acquisitions, net of cash acquired	(11,734)	(369,194)
Accrued acquisition costs, net	-	740
Insurance proceeds received for damaged property	628	-
Net cash used for investing activities	(44,251)	(450,777)

Cash flows from financing activities:
Net repayments under revolving credit facility	-	(9,994)
Long-term debt borrowings	20,290	347,000
Principal repayments of long-term debt and capital lease obligations	(29,627)	(54,509)
Distribution of partnership equity	(418)	(714)
Proceeds from issuance of common stock	2,493	1,459
Release of third-party collateral	-	25,640
Deferred financing costs	-	(18,045)
Net cash (used for) provided by financing activities	(7,262)	290,837

Net increase (decrease) in cash and cash equivalents	36,321	(76,103)
Cash and cash equivalents at beginning of period	55,832	131,935
Cash and cash equivalents at end of period	$92,153	$55,832

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2008	December 31, 2007
	(audited)	(audited)

Total net revenues	$466,968	$442,535

Net income	$82,421	$35,352

Income from continuing operations	83,832	34,856

Income tax benefit	(67,467)	(21,251)

Loss on extinguishment of debt, net	-	3,173

Gain on sale of assets, net	(900)	-

Net segment income	$15,465	$16,778

Interest, net	13,459	15,479

Depreciation and amortization	10,801	7,801

EBITDA	$39,725	$40,058

Center rent expense	18,329	18,361

EBITDAR	$58,054	$58,419

Operating administrative costs	13,498	11,599
General and administrative expenses	15,774	17,826
Total operating and general and admin expenses	29,272	29,425

EBITDAM	$68,997	$69,483
EBITDARM	$87,326	$87,844

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

6 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(audited)	(audited)

Total net revenues	$1,824,184	$1,558,276

Net income	$109,287	$57,510

Income from continuing operations	113,974	54,088

Income tax benefit	(47,348)	(10,914)

Loss on extinguishment of debt, net	-	3,173

(Gain) loss on sale of assets, net	(977)	23

Net segment income	$65,649	$46,370

Interest, net	54,603	44,347

Depreciation and amortization	40,355	31,221

EBITDA	$160,607	$121,938

Center rent expense	73,764	70,532

EBITDAR	$234,371	$192,470

Operating administrative costs	51,171	39,950
General and administrative expenses	62,302	64,835
Total operating and general and admin expenses	113,473	104,785

EBITDAM	$274,080	$226,723
EBITDARM	$347,844	$297,255

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

7 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$414,180	$24,012	$28,768	$8	$-	$466,968

Affiliated revenue	-	16,543	467	-	(17,010)	-

Total revenue	414,180	40,555	29,235	8	(17,010)	466,968

Net segment income (loss)	$37,296	$1,979	$2,824	$(26,634)	$-	$15,465

Interest, net	3,540	-	(6)	9,925	-	13,459

Depreciation and amortization	9,646	137	195	823	-	10,801

EBITDA	$50,482	$2,116	$3,013	$(15,886)	$-	$39,725

Center rent expense	17,978	108	243	-	-	18,329

EBITDAR	$68,460	$2,224	$3,256	$(15,886)	$-	$58,054

Operating and general and administrative expenses	11,260	1,927	311	15,774	-	29,272

EBITDAM	$61,742	$4,043	$3,324	$(112)	$-	$68,997
EBITDARM	$79,720	$4,151	$3,567	$(112)	$-	$87,326

EBITDA margin	12.2%	5.2%	10.3%			8.5%

EBITDAM margin	14.9%	10.0%	11.4%			14.8%

EBITDAR margin	16.5%	5.5%	11.1%			12.4%

EBITDARM margin	19.2%	10.2%	12.2%			18.7%

8 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2008
(audited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,616,740	$89,619	$117,788	$37	$-	$1,824,184

Affiliated revenue	-	60,856	2,622	-	(63,478)	-

Total revenue	1,616,740	150,475	120,410	37	(63,478)	1,824,184

Net segment income (loss)	$154,330	$8,462	$9,690	$(106,833)	$-	$65,649

Interest, net	13,670	(1)	(20)	40,954	-	54,603

Depreciation and amortization	35,958	533	806	3,058	-	40,355

EBITDA	$203,958	$8,994	$10,476	$(62,821)	$-	$160,607

Center rent expense	72,394	394	976	-	-	73,764

EBITDAR	$276,352	$9,388	$11,452	$(62,821)	$-	$234,371

Operating and general and administrative expenses	41,381	6,806	2,983	62,303	-	113,473

EBITDAM	$245,339	$15,800	$13,459	$(518)	$-	$274,080
EBITDARM	$317,733	$16,194	$14,435	$(518)	$-	$347,844

EBITDA margin	12.6%	6.0%	8.7%			8.8%

EBITDAM margin	15.2%	10.5%	11.2%			15.0%

EBITDAR margin	17.1%	6.2%	9.5%			12.8%

EBITDARM margin	19.7%	10.8%	12.0%			19.1%

9 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$393,255	$20,150	$29,120	$10	$-	$442,535

Affiliated revenue	-	12,964	677	-	(13,641)	-

Total revenue	393,255	33,114	29,797	10	(13,641)	442,535

Net segment income (loss)	$43,993	$2,348	$2,433	$(31,996)	$-	$16,778

Interest, net	3,402	-	3	12,074	-	15,479

Depreciation and amortization	5,481	146	196	1,978	-	7,801

EBITDA	$52,876	$2,494	$2,632	$(17,944)	$-	$40,058

Center rent expense	18,053	54	254	-	-	18,361

EBITDAR	$70,929	$2,548	$2,886	$(17,944)	$-	$58,419

Operating and general and administrative expenses	9,573	1,304	721	17,827	-	29,425

EBITDAM	$62,449	$3,798	$3,353	$(117)	$-	$69,483
EBITDARM	$80,502	$3,852	$3,607	$(117)	$-	$87,844

EBITDA margin	13.4%	7.5%	8.8%			9.1%

EBITDAM margin	15.9%	11.5%	11.3%			15.7%

EBITDAR margin	18.0%	7.7%	9.7%			13.2%

EBITDARM margin	20.5%	11.6%	12.1%			19.9%

10 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2007
(audited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,367,919	$82,198	$108,082	$77	$-	$1,558,276

Affiliated revenue	-	44,857	3,150	-	(48,007)	-

Total revenue	1,367,919	127,055	111,232	77	(48,007)	1,558,276

Net segment income (loss)	$132,429	$7,753	$8,221	$(102,033)	$-	$46,370

Interest, net	11,487	11	16	32,833	-	44,347

Depreciation and amortization	25,997	528	749	3,947	-	31,221

EBITDA	$169,913	$8,292	$8,986	$(65,253)	$-	$121,938

Center rent expense	69,417	208	907	-	-	70,532

EBITDAR	$239,330	$8,500	$9,893	$(65,253)	$-	$192,470

Operating and general and administrative expenses	31,998	4,978	2,974	64,835	-	104,785

EBITDAM	$201,911	$13,270	$11,960	$(418)	$-	$226,723
EBITDARM	$271,328	$13,478	$12,867	$(418)	$-	$297,255

EBITDA margin	12.4%	6.5%	8.1%			7.8%

EBITDAM margin	14.8%	10.4%	10.8%			14.5%

EBITDAR margin	17.5%	6.7%	8.9%			12.4%

EBITDARM margin	19.8%	10.6%	11.6%			19.1%

11 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(audited)	(unaudited)

Total net revenues	$1,824,184	$1,719,176
Costs and expenses:
Operating salaries and benefits	1,029,279	979,735
Self-insurance for workers' compensation and general and professional liability insurance	59,715	48,590
Operating administrative costs	51,171	42,296
Other operating costs	373,238	354,352
Center rent expense	73,764	77,486
General and administrative expenses	62,302	70,231
Depreciation and amortization	40,355	35,922
Provision for losses on accounts receivable	14,108	16,883
Interest, net of interest income of $1,781 and $3,573, respectively	54,603	48,940
Loss on extinguishment of debt, net	-	3,173
(Gain) loss on sale of assets, net	(977)	23
Total costs and expenses	1,757,558	1,677,631

Income before income taxes and discontinued operations	66,626	41,545
Income tax benefit	(47,348)	(11,734)
Income from continuing operations	113,974	53,279

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(1,686)	2,565
Loss on disposal of discontinued operations, net of related taxes	(3,001)	(200)
(Loss) income from discontinued operations, net	(4,687)	2,365

Net income	$109,287	$55,644

Basic income per common and common equivalent share:
Income from continuing operations	$2.63	$1.26
(Loss) income from discontinued operations, net	(0.11)	0.05
Net income	$2.52	$1.31

Diluted income per common and common equivalent share:
Income from continuing operations	$2.59	$1.23
(Loss) income from discontinued operations, net	(0.10)	0.05
Net Income	$2.49	$1.28

Weighted average number of common and common equivalent shares outstanding:
Basic	43,331	42,350
Diluted	43,963	43,390

Note:  The pro forma table above and the pro forma table pages that follow were prepared as if the acquisition of Harborside Healthcare Corporation, which closed in April 2007, had occurred on January 1, 2007.

12 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(audited)	(unaudited)

Total net revenues	$1,824,184	$1,719,176

Net income	$109,287	$55,644

Income from continuing operations	113,974	53,279

Income tax benefit	(47,348)	(11,734)

Loss on extinguishment of debt, net	-	3,173

(Gain) loss on sale of assets, net	(977)	23

Net segment income	$65,649	$44,741

Interest, net	54,603	48,940

Depreciation and amortization	40,355	35,922

EBITDA	$160,607	$129,603

Center rent expense	73,764	77,486

EBITDAR	$234,371	$207,089

Operating administrative costs	51,171	42,296
General and administrative expenses	62,302	70,231
Total operating and general and admin expenses	113,473	112,527

EBITDAM	$274,080	$242,130
EBITDARM	$347,844	$319,616
EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

13 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,526,858	$82,198	$110,725	$77	$(682)	$1,719,176

Affiliated revenue	-	44,857	3,151	-	(48,008)	-

Total revenue	1,526,858	127,055	113,876	77	(48,690)	1,719,176

Net segment income (loss)	$141,359	$7,753	$8,156	$(113,340)	$813	$44,741

Interest, net	16,363	11	15	32,537	14	48,940

Depreciation and amortization	30,373	528	765	4,256	-	35,922

EBITDA	$188,095	$8,292	$8,936	$(76,547)	$827	$129,603

Center rent expense	76,346	208	932	-	-	77,486

EBITDAR	$264,441	$8,500	$9,868	$(76,547)	$827	$207,089

Operating and general and administrative expenses	34,342	4,978	2,974	70,233	-	112,527

EBITDAM	$222,437	$13,270	$11,910	$(6,314)	$827	$242,130
EBITDARM	$298,783	$13,478	$12,842	$(6,314)	$827	$319,616

EBITDA margin	12.3%	6.5%	7.8%			7.5%

EBITDAM margin	14.6%	10.4%	10.5%			14.1%

EBITDAR margin	17.3%	6.7%	8.7%			12.0%

EBITDARM margin	19.6%	10.6%	11.3%			18.6%

14 of 18

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	AS REPORTED		AS REPORTED		AS REPORTED		PRO FORMA WITH HARBORSIDE
	2008		2007		2008		2007
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	414,180		393,255		1,616,740		1,526,858
Rehabilitation Therapy Services	24,012		20,150		89,619		82,198
Medical Staffing Services	28,768		29,120		117,788		110,725
Other - non-core businesses	8		10		37		(605)
Total	$466,968		$442,535		$1,824,184		$1,719,176

Revenue Mix - Non-affiliated (in thousands)
Medicare	136,305	29%	123,005	28%	522,555	29%	467,294	27%
Medicaid	186,484	40%	184,454	42%	729,023	40%	722,837	42%
Private & Other	116,343	25%	115,408	25%	465,771	25%	452,102	26%
Managed Care / Insurance	23,799	5%	16,274	4%	91,691	5%	63,403	4%
Veterans	4,037	1%	3,394	1%	15,144	1%	13,540	1%
Total	$466,968	100%	$442,535	100%	$1,824,184	100%	$1,719,176	100%

Inpatient Services Stats

Number of centers:	207		207		207		207
Number of available beds:	22,544		22,548		22,544		22,548
Occupancy %:	88.5%		89.6%		88.9%		89.8%

Payor Mix % based on patient days:
Medicare - SNF Beds	15.6%		15.6%		16.1%		15.7%
Managed care / Ins. - SNF Beds	3.9%		2.9%		3.9%		2.9%
Total SNF skilled mix	19.5%		18.5%		20.0%		18.6%

Medicare	14.2%		14.2%		14.7%		14.3%
Medicaid	60.2%		60.7%		59.7%		60.8%
Private and other	21.1%		21.6%		21.1%		21.4%
Managed care / Insurance	3.5%		2.6%		3.5%		2.6%
Veterans	1.0%		0.9%		1.0%		0.9%

Revenue Mix % of revenues:
Medicare - SNF Beds	32.5%		31.7%		32.4%		31.1%
Managed care / Ins. - SNF Beds	6.1%		4.4%		6.0%		4.3%
Total SNF skilled mix	38.6%		36.1%		38.4%		35.4%

Medicare	32.0%		30.7%		31.5%		30.1%
Medicaid	45.0%		46.9%		45.1%		47.3%
Private and other	16.3%		17.4%		16.9%		17.6%
Managed care / Insurance	5.7%		4.1%		5.6%		4.1%
Veterans	1.0%		0.9%		0.9%		0.9%

Revenues PPD:
LTC only Medicare (Part A)	$446.09		$412.64		$424.23		$392.77
Medicare Blended Rate (Part A & B)	$482.20		$444.56		$456.05		$423.02
Medicaid	$168.79		$163.48		$166.62		$160.79
Private and other	$169.63		$165.99		$169.87		$164.90
Managed care / Insurance	$363.95		$328.17		$351.93		$330.00
Veterans	$223.76		$206.59		$216.85		$205.78

Rehab contracts

Affiliated	118		107		118		107
Non-affiliated	327		309		327		309

15 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - 4th QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 4th QUARTER 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 4th QUARTER 2008	466,968	58,054	39,725	16,365	83,832	(1,411)	82,421
Percent of Revenue		12.4%	8.5%	3.5%	18.0%	-0.3%	17.7%
Normalizing Adjustments:
Benefit for income taxes	-	-	-	-	(74,012)	-	(74,012)
Gain on sale of property	-	-	-	(900)	(540)	-	(540)
Prior periods self-insurance costs	-	3,550	3,550	3,550	2,130	450	2,580

Adjusted As Reported - 4th QUARTER 2008	466,968	61,604	43,275	19,015	11,410	(961)	10,449
Percent of Revenue		13.2%	9.3%	4.1%	2.4%	-0.2%	2.2%

As Reported					$1.91	$(0.03)	$1.88
Diluted EPS: As Adjusted					$0.26	$(0.02)	$0.24

	AS REPORTED - 4th QUARTER 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 4th QUARTER 2007	442,535	58,419	40,058	13,605	34,856	496	35,352
Percent of Revenue		13.2%	9.1%	3.1%	7.9%	0.1%	8.0%
Normalizing Adjustments:
Benefit for income taxes	-	-	-	-	(26,040)	(1,787)	(27,827)
Debt refinancing fee	-	-	-	3,173	2,062	-	2,062
Release of insurance reserves related to prior periods	-	(2,642)	(2,642)	(2,642)	(1,717)	(557)	(2,274)
Prior acquisition claim settlement	-	(2,276)	(2,276)	(2,276)	(1,479)	-	(1,479)
Harborside integration costs	-	1,007	1,007	1,007	655	-	655

Adjusted As Reported - 4th QUARTER 2007	442,535	54,508	36,147	12,867	8,337	(1,848)	6,489
Percent of Revenue		12.3%	8.2%	2.9%	1.9%	-0.4%	1.5%

As Reported					$0.78	$0.01	$0.79
Diluted EPS: As Adjusted					$0.19	$(0.04)	$0.15

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and twelve months ended December 31.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including income from a tax benefit associated with the partial reversal of a valuation allowance on a deferred tax asset, gain on sale of a non-core property, adjustments relating to prior periods self-insurance costs, charges associated with the refinancing of certain debt agreements, income from settlement of a claim associated with a prior period acquisition, and integration costs related to the Harborside acquisition.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - TWELVE MONTHS 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Twelve Months 2008	1,824,184	234,371	160,607	66,626	113,974	(4,687)	109,287
Percent of Revenue		12.8%	8.8%	3.7%	6.2%	-0.3%	6.0%
Normalizing Adjustments:
Benefit for income taxes	-	-	-	-	(74,012)	-	(74,012)
Gain on sale of property	-	-	-	(900)	(540)	-	(540)
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)
Prior periods self-insurance costs	-	3,550	3,550	3,550	2,130	450	2,580
Harborside integration costs	-	1,469	1,469	1,469	881	-	881

Adjusted As Reported - Twelve Months 2008	1,824,184	236,740	162,976	68,095	40,843	(4,459)	36,384
Percent of Revenue		13.0%	8.9%	3.7%	2.2%	-0.2%	2.0%

As Reported					$2.59	$(0.10)	$2.49
Diluted EPS: As Adjusted					$0.93	$(0.10)	$0.83

	AS REPORTED - TWELVE MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Twelve Months 2007	1,558,276	192,470	121,938	43,174	54,088	3,422	57,510
Percent of Revenue		12.4%	7.8%	2.8%	3.5%	0.2%	3.7%
Normalizing Adjustments:
Benefit for income taxes	-	-	-	-	(26,040)	(1,787)	(27,827)
Debt refinancing fee	-	-	-	3,173	2,062	-	2,062
Write-off of deferred financing costs	-	-	-	615	400	-	400
Prior acquisition claim settlement	-	(2,276)	(2,276)	(2,276)	(1,479)	-	(1,479)
Release of insurance reserves related to prior periods	-	(8,598)	(8,598)	(8,598)	(5,588)	(2,536)	(8,124)
Harborside integration costs	-	4,495	4,495	4,495	2,922	-	2,922

Adjusted As Reported - Twelve Months 2007	1,558,276	186,091	115,559	40,583	26,365	(901)	25,464
Percent of Revenue		11.9%	7.4%	2.6%	1.7%	-0.1%	1.6%

As Reported					$1.25	$0.08	$1.33
Diluted EPS: As Adjusted					$0.61	$(0.02)	$0.59

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and twelve months ended December 31.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including income from a tax benefit associated with the partial reversal of a valuation allowance on a deferred tax asset, gain on sale of a non-core property, adjustments relating to prior periods self-insurance costs, charges associated with the refinancing of certain debt agreements, income from settlement of a claim associated with a prior period acquisition, and integration costs related to the Harborside acquisition.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - TWELVE MONTHS 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Twelve Months 2008	1,824,184	234,371	160,607	66,626	113,974	(4,687)	109,287
Percent of Revenue		12.8%	8.8%	3.7%	6.2%	-0.3%	6.0%
Normalizing Adjustments:
Benefit for income taxes	-	-	-	-	(74,012)	-	(74,012)
Gain on sale of property	-	-	-	(900)	(540)	-	(540)
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)
Prior periods self-insurance costs	-	3,550	3,550	3,550	2,130	450	2,580
Harborside integration costs	-	1,469	1,469	1,469	881	-	881

Adjusted As Reported - Twelve Months 2008	1,824,184	236,740	162,976	68,095	40,843	(4,459)	36,384
Percent of Revenue		13.0%	8.9%	3.7%	2.2%	-0.2%	2.0%

As Reported					$2.59	$(0.10)	$2.49
Diluted EPS: As Adjusted					$0.93	$(0.10)	$0.83

	PRO FORMA SUN & HARBORSIDE - TWELVE MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - Twelve Months 2007	1,719,176	207,089	129,603	41,545	53,279	2,365	55,644
Percent of Revenue		12.0%	7.5%	2.4%	3.1%	0.1%	3.2%

Normalizing Adjustments:
Benefit for income taxes	-	-	-	-	(26,040)	(1,787)	(27,827)
Debt refinancing fee	-	-	-	3,173	2,062	-	2,062
Write-off of deferred financing costs	-	-	-	615	400	-	400
Prior acquisition claim settlement	-	(2,276)	(2,276)	(2,276)	(1,479)	-	(1,479)
Release of insurance reserves related to prior periods	-	(8,598)	(8,598)	(8,598)	(5,588)	(2,536)	(8,124)
Harborside bad debt expense	-	5,860	5,860	5,860	3,809	-	3,809
Harborside integration costs	-	4,495	4,495	4,495	2,922	-	2,922
Harborside investor fees	-	275	275	275	179	-	179
Harborside merger costs	-	192	192	192	125	-	125

Adjusted Pro Forma Sun & Harborside - Twelve Months 2007	1,719,176	207,037	129,551	45,281	29,669	(1,958)	27,711
Percent of Revenue		12.0%	7.5%	2.6%	1.7%	-0.1%	1.6%

Pro Forma					$1.23	$0.05	$1.28
Diluted EPS: Adjusted Pro Forma					$0.68	$(0.04)	$0.64

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and twelve months ended December 31.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including income from a tax benefit associated with the partial reversal of a valuation allowance on a deferred tax asset, charges associated with the refinancing of certain debt agreements, income from settlement of a claim associated with a prior period acquisition, adjustments relating to prior periods self-insurance costs, a bad debt charge recorded by Harborside prior to the acquisiton, integration costs related to the Harborside acquisition, and investor fees and merger costs recorded by Harborside prior to the acquisition.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

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